TRAVELERS SERIES FUND INC.
on behalf of the
Smith Barney Large Cap Value Portfolio
Supplement dated May 19, 1998 to
Prospectus dated February 27, 1998


The following revises and supersedes, as applicable, the discussion under "Management" with respect to the Smith Barney
Large Cap Value Portfolio:

Ellen Cardozo Sonsino has been named Portfolio Manager of the Smith Barney Large Cap Value Portfolio. Ms. Sonsino is a Managing Director and a Senior Equity Portfolio Manager of Smith Barney Inc. ("Smith Barney"). She joined Smith Barney 1984. Previously, she was a Vice President/Senior Investment Analyst and Portfolio Manager for three years at ABD Securities Corporation and a Vice President and Senior Investment Analyst for three years at Lionel D. Edie.















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